UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2000 (September 27, 2000)


                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                                            75-1667097
          NEVADA                   00-09322                (IRS EMPLOYER
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)     IDENTIFICATION NO.)



                                4301 WINDFERN
                             HOUSTON, TEXAS 77041
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                (281) 600-4000
             (REGISTRANT"S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On September 27, 2000, iExalt, Inc., a Nevada corporation (the "Company"), entered into an agreement with iExalt Financial Services, Inc., a Texas corporation (the "Buyer"), to sell to the Buyer all of the issued and outstanding stock of First Choice Marketing, Inc., d/b/a iExaltFamily.com, ("First Choice") a wholly-owned subsidiary of the Company. The Buyer is owned by Tom Dahl, a former member of the Board of Directors of the Company and President of First Choice, who had resigned from the Company's Board of Directors on September 22, 2000. The Company has no ownership in the Buyer, and the Buyer has agreed to change its operating name within 180 days. First Choice is engaged in marketing discounted products, services and benefit plans to its members. The primary assets on the books of the Company related to First Choice are goodwill and other intangible assets. Under the principle terms of the disposition, the Company agreed to pay up to $18,000 of outstanding payables of First Choice, to pay the payroll costs of First Choice through September 27th, to make additional contingent payments of up to $75,000 by December 1, 2000, and to issue 25,000 shares of the Company's restricted, unregistered common stock to an employee of First Choice for services previously rendered. First Choice has generated little revenue and a negative cash flow since its acquisition in December 1999 and was projected to continue to require a net investment by the Company before the possibility of generating positive cash flow late in fiscal year 2001. The disposition was made as a part of a plan to improve current cash flow and re-focus the Company on its core activities. The consideration involved in the transaction was based on arms-length negotiation among the parties.

      Two other dispositions in unrelated businesses have been made by the Company as a part of its plan to improve cash flow and re-focus its activities. Neither disposition constitutes ten percent of the Company's total assets. On September 27, 2000, the Company entered into an agreement to sell the principle assets of nXp Technologies, Inc. ("nXp") and the related filtering technology assets owned by the Company. nXp is a wholly-owned subsidiary of the Company, engaged in developing filtering software, firewall applications and server-based software to allow organizations to manage their Internet access. The Company retained the right to use the technology and to market it as a Christian brand to the Christian community. On September 21, 2000, the Company agreed to terminate its Funding Agreement, Management Agreement and preliminary Letter of Intent relating to the acquisition of an e-commerce company. Both activities had been projected to require a continuing investment by the Company before there was a possibility of generating positive cash flow.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The appropriate pro forma financial information relating to the disposition of First Choice is filed herewith as Annex A.

         (c)      EXHIBITS.

         The following exhibits are filed herewith:


                  EXHIBIT NO.                         DESCRIPTION
                  -----------                         -----------

                    2.1 (1) Stock Purchase Agreement dated September 27, 2000, between iExalt, Inc. and iExalt Financial Services, Inc. (exhibits omitted).

                    99.1 (1) Press release issued by the Company relating to the disposition of First Choice and nXp, and the termination of the acquisition Letter of Intent.

                       (1) Previously filed as an exhibit to the Company's
                           current report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2000 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   December 11, 2000.                      iExalt, Inc.



                                          By: /s/ CHRIS L. SISK
                                             ---------------------------------
                                                  Chris L. Sisk
                                                  VICE PRESIDENT AND
                                                  CHIEF ACCOUNTING OFFICER

ANNEX A


      The unaudited pro forma information is presented based upon the Company's fiscal year end of August 31. Because the Company acquired First Choice within the fiscal year (on December 31, 1999), the pro forma information presents what the effect would have been if the disposition of First Choice had occurred on the same date as the acquisition and includes all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

      The unaudited pro forma balance sheet reflects the disposition by the Company of First Choice on September 27, 2000 as if it had occurred on August 31, 2000. The unaudited pro forma statement of operations is for the year ended August 31, 2000 and reflects the following acquisitions as if they had occurred on September 1, 1999: Keener Communications Group, Inc. (July, 2000), PremierCare, LLC (July, 2000), First Choice Marketing, Inc. (December, 1999), Premiere Speakers Bureau, Inc. (December, 1999), and Wordcross Enterprises, Inc. (October, 1999). The pro forma adjustments relating to the acquisitions listed above are shown under the heading of "Acquired Companies". The pro forma adjustments to reflect the disposition as if it occurred concurrent with the First Choice acquisition are shown separately.

      Pro forma adjustments for the disposition primarily reflect (a) reclassifying operating costs and impairment losses from continuing operations to discontinued operations and (b) giving effect to transaction costs incurred in the disposition.

      Under the contingent payment terms, the Company paid $25,000 to Buyer in November. This amount, made subsequent to the disposition, is not included in the pro forma statements.

      The pro forma financial data do not purport to represent what the Company's combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of the Company's combined financial position or results of operations for any future period. Since the acquired entities were not under common control or management prior to their acquisitions by the Company and the business being disposed of was primarily in a development stage, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the company's most recent report filed on Form 10-KSB.

                                  IEXALT, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 AUGUST 31, 2000

                             IEXALT
                               AND            DISCONTINUED     PRO FORMA
                           SUBSIDIARIES        OPERATIONS        TOTAL
                         -------------------------------------------------

ASSETS:
Current assets             $  1,295,486   (B)    $ (74,379)   $ 1,221,107

Property & equipment, net       717,025   (B)      (45,225)       671,800

Goodwill, net                 2,462,244                --       2,462,244

Other assets                    272,853   (B)       (6,852)       266,001
                           -------------------------------------------------
TOTAL ASSETS                $ 4,747,608          $(126,456)  $  4,621,152
                           =================================================

LIABILITIES AND
 SHAREHOLDERS' EQUITY:
Current liabilities         $ 2,894,951   (B)    $ (22,447)  $  2,872,504

Long-term liabilities            98,074                --          98,074

Shareholders' equity          1,754,583   (B)     (104,009)     1,650,574
                           -------------------------------------------------
TOTAL LIABILITIES &
 EQUITY                     $ 4,747,608          $(126,456)  $  4,621,152
                           =================================================

                                  IEXALT, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000

                                              IEXALT
                                                AND          ACQUIRED        PRO FORMA
                                            SUBSIDIARIES     COMPANIES       ADJUSTMENTS      SUBTOTAL
                                            ------------------------------------------------------------
REVENUES ................................   $  4,276,883    $  3,824,400    $       --      $  8,101,283
EXPENSES ................................     12,016,302       3,817,421          96,329      15,930,052
                                            ------------    ------------    ------------    ------------
NET LOSS ................................   $ (7,739,419)   $      6,979    $    (96,329)   $ (7,828,769)
                                            ============    ============    ============    ============



LOSS PER SHARE ..........................                                                   $      (0.29)
                                                                                            ============
PROFORMA WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING ..................                                                     27,032,656
                                                                                            ============


                                                                            DISCONTINUED      PRO FORMA
                                               SUBTOTAL                      OPERATIONS         TOTAL
                                            ------------------------------------------------------------
REVENUES ................................   $  8,101,283             (A)    $   (198,786)   $  7,902,497
EXPENSES ................................     15,930,052             (A)      (3,891,342)     12,038,710
                                            ------------                    ------------    ------------
NET LOSS FROM CONTINUING OPERATIONS .....     (7,828,769)                      3,692,556      (4,136,213)


                                                                     (A)      (3,692,556)
NET LOSS FROM DISCONTINUED OPERATIONS ...           --               (B)        (136,009)     (3,828,565)
                                            ------------                    ------------    ------------


NET LOSS ................................   $ (7,828,769)                   $   (136,009)   $ (7,964,778)
                                            ============                    ============    ============

LOSS PER SHARE FROM CONTINUING OPERATIONS                                                   $      (0.15)
LOSS PER SHARE FROM DISCONTINUED
 OPERATIONS..............................                                                          (0.14)
                                                                                            ------------
NET LOSS PER SHARE ......................   $      (0.29)                                   $      (0.29)
                                            ============                                    ============

PROFORMA WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING ..................     27,032,656                                      27,057,656
                                            ============                                    ============

The Pro Forma Adjustments consisted of the following:

(A) To reclass the loss through August 31, 2000 of First Choice to discontinued operation

(B) To reflect the disposition of the assets of First Choice and the related profit and loss effect through the date of disposition.